UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 21, 2006
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (920) 433-4901	39-1775292

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (800) 450-7260	39-0715160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As a result of information recently becoming available to Wisconsin Public Service Corporation and to appropriately disclose relevant information to investors, WPS Resources and Wisconsin Public Service are filing this Form 8-K to update the risk factor entitled “Costs of environmental compliance, liabilities, fines, penalties and litigation could exceed our estimates” as reported in our Form 10-K Annual Report for the year ended December 31, 2005 and related portions of the corresponding risk factor reported in WPS Resources amended Form S-4 filed on October 17, 2006.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits. The following exhibit is being filed herewith:

		99.1	Costs of environmental compliance, liabilities, fines, penalties and litigation could exceed our estimates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary and Manager - Legal Services

Date: November 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary and Manager - Legal Services

Date: November 21, 2006

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated November 21, 2006

Exhibit Number
99.1	Costs of environmental compliance, liabilities, fines, penalties and litigation could exceed our estimates